GUARANTY AGREEMENT


     GUARANTY AGREEMENT (this "Agreement"), dated as of October 25, 2006, by GREENSHIFT CORPORATION, a Delaware corporation, GS AGRIFUELS CORPORATION, a Delaware corporation, GS ENERGY CORPORATION, a Delaware corporation and GS CLEANTECH CORPORATION, a Delaware corporation (each a "Guarantor" and collectively, the "Guarantors") in favor or THE STILLWATER ASSET-BACKED FUND LP, a Delaware limited partnership (the "Lender"). The Lender and NextGen Acquisition Inc., a Delaware corporation (the "Borrower") are parties to a Credit Agreement, dated as of the date hereof, (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of a Term
Loan) to be made by the Lender to the Borrower in the principal amount of $6,000,000.

     To induce the Lender to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor have agreed, subject to the terms and conditions of the Intercreditor Agreement, to jointly and severally guarantee the Guaranteed Obligations (as hereinafter defined) on the terms and conditions set forth in this Agreement. Accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. All capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement. As used herein, the following terms shall have the following meanings:

          "Costs"  shall have the  meaning  ascribed  thereto  in  Section  2.01 hereof.

          "Guaranteed  Obligations"  shall  mean the  obligations  described  in
          Section 2.01 hereof.

     Section 2. The Guarantee.

2.01 The Guarantee. (a) Each Guarantor, hereby absolutely, unconditionally and irrevocably guarantees to the Lender, the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, and at all times thereafter, the principal owing by the Borrower to the Lender on the Loans, and all fees, costs and expenses under the Credit Agreement or any other Financing Agreements.

     (b) Each Guarantor further agrees to pay, upon demand, all costs and expenses ("Costs"), including, without limitation, all court costs and reasonable attorneys' fees and expenses, paid or incurred by the Lender (a) in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, such Guarantor or (b) in endeavoring to realize upon (whether by judicial, nonjudicial or other proceedings) any collateral securing any of such Guarantor's liabilities under this Guaranty ("Guarantor Collateral").

2.02 Obligations Unconditional.  The obligations of each Guarantor under Section
     2.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, the Note or any other agreement or instrument (including, without limitation, any other Financing Agreements) referred to herein or therein, or any substitution, release or exchange of any other Financing Agreements of or security for any of the Guaranteed Obligations or for the obligations of such Guarantor hereunder, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section
     2.02 that the obligations of such Guarantor hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of each Guarantor hereunder which shall remain absolute and unconditional as described above:

     (i) at any time or from time to time, without notice to such Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

     (ii) any of the acts mentioned in any of the provisions of the Credit Agreement or the Note or any other agreement or instrument referred to herein or therein (including, without limitation, any other Financing Agreements) shall be done or omitted;

     (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Note or any other agreement or instrument referred to herein or therein (including, without limitation, any other Financing Agreements) shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

     (iv) any lien granted to, or in favor of the Lender as security for any of the Guaranteed Obligations shall be released, exchanged, enforced or shall fail to be perfected.

Except as expressly provided in this Agreement, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Lender exhaust any right, power or remedy to proceed against the Borrower under the Credit Agreement or the Note or any other agreement or instrument referred to herein or therein (including, without limitation, any other Financing Agreements), or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations or any of the obligations of such Guarantor hereunder.

2.03 Reinstatement. The obligations of each Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and such Guarantor agrees that it will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Lender in connection with any such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. The provisions of this Section 2.03 shall survive the termination of this Agreement.

2.04 Subrogation. Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy
     Code) or otherwise by reason of any payment by such Guarantor pursuant to the provisions of this Section 2 and further agrees with the Borrower for the benefit of such Guarantor's creditors that any such payment by such Guarantor shall constitute a contribution of capital by such Guarantor to the Borrower.

2.05 Remedies. Each Guarantor agrees that, as between such Guarantor and the Lender, the obligations of the Borrower under the Credit Agreement and the Note may be declared to be forthwith due and payable as provided in the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided therein) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by such Guarantor for purposes of said Section 2.01.

2.06 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

2.07 Interest on Defaulted Guaranteed Obligations. If any Guarantor fails to pay any amount when due pursuant to Section 2.01 hereof, such Guarantor agrees to pay interest on the amount of such payment not so paid from said due date until such payment shall be paid in full at a rate per annum equal to the rate set forth in Section 2.3 of the Credit Agreement, payable on demand of the Lender.

2.08 Application of Payments. Cash at the time held by the Lender shall be applied by the Lender:

          First, to the payment of the out-of-pocket costs and expenses of the Lender and the reasonable fees and expenses of its counsel, and all expenses incurred and advances made by the Lender in connection with the administration of this Agreement, the Credit Agreement or any other Financing Agreements;

          Next, in payment of the remaining Guaranteed Obligations; and

          Finally,  after all amounts  required  to be paid  pursuant to Section
          2.01 hereof have been paid in full, to the payment to the Guarantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

2.09 Further Assurances. Each Guarantor agrees that, from time to time upon the written request of the Lender, to execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to affect the purposes of this Agreement.

     Section 3. Representations and Warranties. Each Guarantor represents and warrants to the Lender that:

3.01 Financial Condition. Its financial statement as at June 31, 2006, heretofore furnished to the Lender, fairly presents the financial condition of such Guarantor as at the date of such statement. On said date, such Guarantor had no material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said statement.

3.02 Indebtedness. Except as otherwise reflected on the financial statement of such Guarantor referred to in Section 3.01 hereof, set forth on Schedule I hereto is a complete and correct list of all Indebtedness of such Guarantor outstanding exceeding $500 for any one item or $2,000 in the aggregate, and all guarantees and security presently in effect relating to any such Indebtedness, of such Guarantor.

3.03 No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound or to which the Guarantor is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon the Guarantor's earnings or assets pursuant to the terms of any such agreement or instrument.

3.04 Binding Obligation. This Agreement has been duly and validly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

3.05 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Guarantor of this Agreement or for the validity or enforceability hereof.

3.06 Taxes. The Guarantor has filed all federal income tax returns and all other material tax returns which are required to be filed by such Guarantor and has paid all taxes due and payable by such Guarantor except for any such taxes the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

     Section 4. Covenants. The Guarantor agrees that, until the payment and satisfaction in full of the Guaranteed Obligations and the termination of the Commitment under the Credit Agreement:

4.01 Reports, Etc. The Guarantor shall deliver to the Lender no later than 90 days after the end of each calendar year, a personal financial statement as of December 31 of the immediately preceding calendar year, prepared on the same basis and in at least such detail as the financial statement referred to in Section 3.01 hereof, on such form as the Lender may prescribe and certified by the Guarantor as fairly presenting the financial condition of such Guarantor as at the date of such statement.

4.02 Taxes. The Guarantor will pay and discharge when due all taxes, assessments and governmental charges or levies imposed on it, its earnings, or assets.

4.03 Litigation and Other Notices. The Guarantor will promptly give the Lender notice of (i) all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting such Guarantor, and (ii) any material adverse change in such Guarantor's assets or liabilities (contingent or otherwise).

     Section 5. Miscellaneous.

5.01 No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

5.02 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (other than the conflicts of laws principles thereof).

5.03 Submission to Jurisdiction.

     (a) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York (located in New York County) or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Guarantor hereby accepts for himself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

     (b) Each Guarantor hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which he may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

     (c) Each Guarantor hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it, as the case may be, at the address set forth in Section 5.05 hereof.

     (d) Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction which the Lender deems necessary or appropriate in order to realize on the Guarantor Collateral or to otherwise enforce its rights against any Guarantor or its property.

5.04 Entire  Agreement;  Waiver of Jury Trial,  etc.

     (a) This Agreement and the other Financing Agreements constitute the entire contract between the parties hereto relative to the subject matter hereof. Except as expressly provided herein or in the other Financing Agreements, nothing in this Agreement or in the other Financing Agreements, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Financing Agreements.

     (b) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

     (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph (b) of this Section 5.04 any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

     (d) Each party hereto (i) certifies that no representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement or the other Financing Agreements, as applicable, by, among other things, the mutual waivers and certifications herein.

5.05 Notices. Notices, consents, approvals and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of facsimile communication, delivered by graphic scanning, telecopier or other telecommunications equipment, with receipt confirmed) addressed,

     (a) if to the Lender, The Stillwater Asset-Backed Fund LP, 41 Madison Avenue New York, New York 10010; Attention: Mr. Richard Rudy, with copies to (i) The Oxbridge Group LLC, 420 Lexington Avenue, New York, New York 10120, Attention: Mr. Frederick Gorsetman; and (ii) Warshaw Burstein Cohen Schlesinger & Kuh, LLP, 555 Fifth Avenue, New York, New York 10017, Attention: Marshall Lester, Esq.; and

     (b) if to any Guarantor, c/o GreenShift Corporation, One Penn Plaza, Suite 1612, New York, New York 10119, Attention: Kevin Kreisler. .

          All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if hand delivered or three days after being sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or upon receipt if by any facsimile or other telecommunications equipment, in each case addressed to such party as provided in this Section 5.05 or in accordance with the latest unrevoked direction from such party.

5.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantors and the Lender.

5.07 Waivers, Amendments, etc. The provisions contained herein are for the benefit of the Lender and their respective successors and assigns and may not be rescinded or canceled or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent thereto of the Lender.

5.08 Further Assurances. Each Guarantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Lender its rights and remedies hereunder.

5.09 Survival. All covenants, agreements, representations and warranties made by each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Lender and shall survive the making by the Lender of the Loan and the execution and delivery to the Lender of the Note.

5.10 Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Lender. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

5.11 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not in any way be affected or impaired.

5.12 Section Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered by each Guarantor as of the day and year first above written.

                                GREENSHIFT CORPORATION

                                By:/s/ Kevin Kreisler
                                   --------------------------
                                Name:  Kevin Kreisler
                                Title: Chairman and Chief Executive Officer


                                GS AGRIFUELS CORPORATION

                                By:/s/ Kevin Kreisler
                                   --------------------------
                                Name:  Kevin Kreisler
                                Title: Chairman and Chief Executive Officer


                                GS ENERGY CORPORATION

                                By:/s/ Kevin Kreisler
                                   ---------------------------
                                Name:  Kevin Kreisler
                                Title: Chairman and Chief Executive Officer


                                GS CLEANTECH CORPORATION

                                By:/s/ Kevin Kreisler
                                   ---------------------------
                                Name:  Kevin Kreisler
                                Title: Chairman and Chief Executive Officer